                                                                    EXHIBIT 10.6

                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS

         This First Amendment to Purchase and Sale Agreement and Escrow Instructions ("First Amendment") is entered into and made effective this 8th day of January, 2004, between IGP X SHADOWRIDGE MEADOWS, LTD., a California limited partnership ("Seller") and MARK GOSSELIN, AS TRUSTEE OF THE MARK GOSSELIN TRUST DATED OCTOBER 31, 2001 ("Buyer") with reference to the following facts:

                                    RECITALS

         A. Seller and Buyer entered into that certain Purchase and Sale Agreement and Escrow Instructions dated December 8, 2003 (the "Agreement").

         B. The parties desire to amend the Agreement as set forth in this First Amendment.

         C. All capitalized terms used in this First Amendment unless specifically defined herein shall have the same meaning as the capitalized terms used in the Agreement.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are expressly acknowledged, Seller and Buyer agree as follows:

                                    AGREEMENT

         1. Contingency Period (Section 2.1). The Contingency Period shall be extended until 5:00 p.m. (local time at the Property) on January 16, 2004.

         2. Executed Counterparts. This First Amendment may be executed in one or more counterparts, all of which together shall constitute a single agreement and each of which shall be an original for all purposes.

         3. Confirmation. Except, as and to the extent modified by this First Amendment, all provisions of the Agreement shall remain in full force and effect.

//

//

//

//

//

SELLER                                            BUYER

IGP X SHADOW RIDGE MEADOWS                        MARK GOSSELIN, TRUSTEE OF THE
LTD., a California Limited Partnership            MARK GOSSELIN TRUST DATED
                                                  OCTOBER 31, 2001

By: IGP X SHADOW RIDGE MEADOWS                    By:___________________________
    MANAGEMENT, INC.,                                Name: Mark Gosselin
    a California corporation                         Title: Trustee

By: /s/ David W. Maurer
   ______________________________________
    Name: David W. Maurer
    Title: President

                              ESCROW HOLDER CONSENT

         Escrow Holder hereby acknowledges that it has received fully executed or executed counterparts of the foregoing First Amendment and agrees to be bound by the provisions thereof.

ESCROW HOLDER:

STEWART TITLE COMPANY

By:       /s/ J.C. Demas                                   Date____________,2004
       ------------------------------
       Name:  J.C. Demas
       Title: Commerical Escrow Officer                    Escrow No.: 1050932

SELLER                                            BUYER

IGP X SHADOW RIDGE MEADOWS                        MARK GOSSELIN, TRUSTEE OF THE
LTD., a California Limited Partnership            MARK GOSSELIN TRUST DATED
                                                  OCTOBER 31, 2001

By: IGP X SHADOW RIDGE MEADOWS                    By: /s/ Mark Gosselin
    MANAGEMENT, INC.,                                 --------------------------
    a California corporation                          Name: Mark Gosselin
                                                      Title: Trustee

By:
   -----------------------------------
   Name: David W. Maurer
   Title: President

                              ESCROW HOLDER CONSENT

         Escrow Holder hereby acknowledges that it has received fully executed or executed counterparts of the foregoing First Amendment and agrees to be bound by the provisions thereof.

ESCROW HOLDER:

STEWART TITLE COMPANY


By:    /s/ J.C. Demas                                 Date:               ,2004
    ---------------------------------                       ---------------
    Name:  J.C. Demas                                 Escrow No.: 1050932
    Title: Commercial Escrow Officer
                                       2